Exhibit 99.1

SCHEDULE 13D JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Dated: September 8, 2015	Pangaea One Acquisition Holdings XIV, LLC

By: Pangaea One, L.P., its general partner
By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	Pangaea One, L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	IMFINNO, L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	MALEMOD, L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	NYPSUN, L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	LEGGONLY, L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE PARALLEL FUND (B), L.P.

By: Pangaea One GP, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE GP, LLC

By: /s/ Peter Yu
Name: Peter Yu
Title: Managing Member

Dated: September 8, 2015	PANGAEA ONE (CAYMAN), L.P.

By: Pangaea One GP (Cayman), L.P., its general partner
By: Pangaea One GP (Cayman), Co., its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE PARALLEL FUND, L.P.

By: Pangaea One GP2 (Cayman), L.P., its general partner

By: Pangaea One GP2 (Cayman), Co., its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE GP (CAYMAN), L.P.

By: Pangaea One GP (Cayman), Co., its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE GP (CAYMAN), CO.

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE GP2 (CAYMAN), L.P.

By: Pangaea One GP (Cayman), Co., its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE GP2 (CAYMAN), CO.

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	PANGAEA ONE HOLDING, LLC

By: Cartesian Capital Group Holding, LLC, its general partner

By: /s/ Peter Yu
Name: Peter Yu
Title: Director

Dated: September 8, 2015	CARTESIAN CAPITAL GROUP HOLDING, LLC

By: /s/ Peter Yu
Name: Peter Yu
Title: Managing Member

Dated: September 8, 2015	PETER YU

By: /s/ Peter Yu
Name: Peter Yu
Title: Director, Pangaea Logistics Solutions Ltd.